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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: May 19, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.

        Delaware                                         36-4514369
(State of Incorporation)                    (I.R.S. Employer Identification No.)

        201 North Tryon Street,
       Charlotte, North Carolina                           28255
Address of principal executive offices                   (Zip Code)

                                 (704) 387-8239
               Registrant's Telephone Number, including area code

     ----------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5. Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

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ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

   Item 601(a)
of Regulation S-K
   Exhibit No.      Description
-----------------   ------------------------------------------------------------
       (99)         Collateral Term Sheets prepared by Banc of America
                    Securities LLC in connection with Banc of America
                    Alternative Loan Trust 2004-5, Mortgage Pass-Through
                    Certificates, Series 2004-5

                                       -3-

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANC OF AMERICA MORTGAGE
                                        SECURITIES, INC.

May 19, 2004


                                        By: /s/ Judy Lowman
                                            ------------------------------------
                                            Judy Lowman
                                            Vice President

                                       -4-

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                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.   Description                                         Electronic (E)
-----------   -------------------------------------------------   --------------
    (99)      Collateral Term Sheets prepared by Banc of                 E
              America Securities LLC in connection with Banc of America Alternative Loan Trust 2004-5, Mortgage
              Pass- Through Certificates, Series 2004-5

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